                                                                    EXHIBIT 10.3

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
---------------------------------------------------------------


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 17th day of March, 1998 (this "First Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent (the "Syndication Agent").


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Administrative Lender, the Syndication Agent, and Lenders entered into a Second Amended and Restated Credit Agreement, dated as of February 26, 1998 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Lenders, the Borrower, the Administrative Lender, and the Syndication Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, the Administrative Lender, and the Syndication Agent agree as follows:

     SECTION 1.  Definitions.  Unless specifically defined or redefined below,
                 -----------
capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2.  Amendment to Article I.  The definition of "Senior Notes" shall
                 ----------------------
be added between the definitions of "Security Agreement" and "Shareholders", and shall read in its entirety as follows:

     "Senior Notes" means the $325,000,000 Senior Discount Notes due 2008 of the Parent, to be issued pursuant to the Indenture dated as of March 20, 1998 between the Parent and The Bank of New York, as the Trustee.

     SECTION 3.  Amendment to Article 2.11.  Section 2.11(b) is amended by
                 -------------------------
adding a sentence which shall read in its entirety as follows:

     The Available Commitment shall be permanently reduced on March 20, 1998 to $150,000,000 upon the issuance of the Senior Notes.

     SECTION 4.  Amendment to Article 8.01(a).  Section 8.01(a) is amended by
                 ----------------------------
(a) deleting Period and Ratio and all periods and ratios listed thereunder and
             ------     -----
adding the following:

     Period                             Ratio
     ------                             -----

     From March 20, 1998
     through May 31, 1998               5.25 to 1.00

     From June 1, 1998 and
     thereafter                         3.00 to 1.00

and by (b) adding a subparagraph (iii) which shall read in its entirety as follows:

     (iii) for purposes of this Section 8.01(a) only, "Leverage Ratio" shall not include the Senior Notes or any other Debt for Borrowed Money of the Parent.

     SECTION 5.  Amendment to Article 8.02.  Section 8.02 is amended by adding a
                 -------------------------
subparagraph (k) which shall read in its entirety as follows:

     (k) the Senior Notes provided that part of the net proceeds from the sale of such Senior Notes shall be used to (i) prepay the outstanding Obligations and permanently reduce the Available Commitment hereunder to $150,000,000, (ii) notwithstanding the restrictions contained in Section 8.08, repay the $12,500,000 Subordinated Debt owed by the Parent to ABRY permitted under Section 8.02(c) hereof, and (iii) notwithstanding the restrictions contained in Section 8.08, repay the Debt for Borrowed Money incurred pursuant to the Term Loan Agreement permitted under Section 8.02(j) hereof.

     SECTION 6.  Amendment to Article 8.05.  Section 8.05 is amended in its
                 -------------------------
entirety as follows:

     8.05. Amendment and Waiver. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, enter into any amendment of any term or provision, or accept any consent or waiver with respect to any such provision, of (a) its articles of incorporation or by-laws in any manner material and adverse to the Lenders, (b) any material provision of any material Capital Lease in any manner material and adverse to the Lenders, (c) the Capital Contribution Agreement, (d) any provision in any Ground Lease provision that is set forth on Exhibit K hereto, (e) any material provision of the Stockholders Agreement in any manner material and adverse to the Lenders or which would result in a breach of any provision of the Loan Papers, or (f) the Senior

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

Notes. The Borrower shall not, nor shall it permit the Parent or any Subsidiary of the Borrower to, amend or change (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, the Subordinated Debt or the Senior Notes that would result in (a) an increase in any principal, interest, fees, or other amounts payable under the Senior Notes or the Subordinated Debt (including without limitation a waiver or action that results in the waiver of any payment default under the Senior Notes or the Subordinated Debt), (b) a change in any date fixed for any payment of principal, interest, fees, or other amounts payable under the Senior Notes or Subordinated Debt (including, without limitation, as a result of any redemption) to a date earlier than September 15, 2003, (c) a change in any financial covenant in the Senior Notes or the Subordinated Debt to a more restrictive provision for the Borrower, the Parent or any Subsidiary of the Borrower, (d) an increase in any remedy or right (or any change that broadens the rights or remedies) of the holders of the Senior Notes or Subordinated Debt, (e) a change in any covenant, term or provision in the Senior Notes or Subordinated Debt which would result in such term or provision being more restrictive than the terms of this Agreement and the Loan Papers, or (f) a change in any term or provision of the Senior Notes Subordinated Debt, or other document or instrument in connection therewith that could have, in any material respect, an adverse effect on the interests of the Lenders.

     SECTION 7.  Amendment to Article 8.08.  Section 8.08 is amended by adding a
                 -------------------------
subparagraph (b)(xi) which shall read in its entirety as follows:

     (xi) the Parent may make a one-time distribution of $412,888 of the proceeds of the Senior Notes to its Class B shareholders.

     SECTION 8.  Amendment to Article 9.01.  Section 9.01(g) is amended in its
                 -------------------------
entirety as follows:

     (g) Any of the following shall occur: (i) The Borrower or any other Obligor shall fail to pay any Senior Notes or Subordinated Debt, or any Debt or obligations in respect of Capital Leases (other than Debt under the Loan Papers) in an aggregate amount of $1,000,000 or more when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) the Borrower or any other Obligor shall fail to perform or observe any term or covenant contained in any agreement or instrument relating to any such Debt, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, and can result in acceleration of the maturity of such Debt; or (iii) any such Debt shall be declared to be due and payable, or required to be prepaid, mandatorily redeemed or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

     SECTION 9.  Conditions Precedent.  This First Amendment shall not be
                 --------------------
effective until all proceedings of the Borrower taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders, and the Administrative Lender and Lenders shall have each received the following:

          (a) a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, the other Loan Papers and in this First Amendment,
     (ii) that there exists no Default or Event of Default both before and after giving effect to this First Amendment, and the execution, delivery and performance of this First Amendment will not cause a Default or Event of Default, (iii) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this First Amendment by the date hereof, and (iv) that no notice of the execution of this First Amendment is required under the terms of any other agreement of the Borrower and no consent is required under the terms of any agreement of the Borrower in connection with this First Amendment;

          (b) copies of resolutions of the Borrower authorizing the execution, delivery and performance of this First Amendment in form acceptable to the Administrative Lender;

          (c) a fee letter and commitment letter for permanent credit facility in form and substance satisfactory to the Administrative Lender which permanent credit facility will refinance the Obligations under the Credit Agreement;

          (d) such other documents, instruments, and certificates, in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

     SECTION 10.  Representations and Warranties.  The Borrower represents and
                  ------------------------------
warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this First Amendment,
(d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this First Amendment.

     SECTION 11.  Further Assurances.  The Borrower shall execute and deliver
                  ------------------
such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem necessary or appropriate in connection with this First Amendment.

     SECTION 12.  Counterparts.  This First Amendment and the other Loan Papers
                  ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 13.  ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN PAPERS
                  ----------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 14.  GOVERNING LAW.  (A)  THIS AGREEMENT AND ALL LOAN PAPERS SHALL
                  -------------
BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (B) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 15.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW,
                  --------------------
THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


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            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
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                                       6

     IN WITNESS WHEREOF, this First Amendment to Second Amended and Restated Credit Agreement is executed as of the date first set forth above.



THE BORROWER:
                                        PINNACLE TOWERS INC.



                                        ______________________________________
                                        By:  _________________________________
                                        Its: _________________________________


ADMINISTRATIVE LENDER:

                                        NATIONSBANK OF TEXAS, NATIONAL
                                        ASSOCIATION, as Administrative Lender




                                        ______________________________________
                                        By:  _________________________________
                                        Its: _________________________________


SYNDICATION AGENT:
                                        GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        Syndication Agent




                                        ______________________________________
                                        By:  _________________________________
                                        Its: _________________________________


LENDERS:

                                        NATIONSBANK OF TEXAS, NATIONAL
                                        ASSOCIATION, individually as a Lender




                                        ______________________________________
                                        By:  _________________________________
                                        Its: _________________________________

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        individually as a Lender




                                        ______________________________________
                                        By:  _________________________________
                                        Its: _________________________________

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